                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                         Date of Report: March 21, 2005

                                 HYDROFLO, INC.
             (Exact Name of Registrant as Specified in its Charter)

        North Carolina                  000-50355              56-2171767
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                     Identification No.)

                     3721 Junction Blvd., Raleigh, NC 27603
                    (Address of principal executive offices)

                                  919-772-9925
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.02 Resignation of Officer

On March 15, 2005 Steven Sanderson, due to personal reasons, resigned from
HydroFlo as its Chief Financial Officer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

A) Financial Statements: N/A

B) Exhibits:      None

                                       1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROFLO, INC.

March 21, 2005          /s/ Dennis Mast
Date                    Dennis Mast, Chief Executive Officer